EX-99.77O  Transactions effected pursuant to Rule 10f-3

Name of Fund:  Goldman Sachs Variable Insurance Trust- Core Fixed Income Fund
Name of Underwriter Purchased From: Banc of America
Name of Underwriting syndicate members: Banc of America Securities, LLC,
JPMorgan, GS&Co., Keybanc Capital Markets, Mitsubishi UFJ Securities,
Rabo Securities USA, Scotia Capital Inc., SunTrust Robinson Humphrey and
Wachovia Capital Markets
Name of Issuer: McKesson Corp
Title of Security: MCK7 1/2 02/15/19
Date of First Offering: 02/09/2009
Dollar Amount Purchased: $249,148
Number of Shares Purchased: 250,000
Price Per Unit: 99.659

Name of Fund:  Goldman Sachs Variable Insurance Trust- Core Fixed Income Fund
Name of Underwriter Purchased From: JP MOrgan Securities
Name of Underwriting syndicate members: GS&Co., Barclays Capital,
JP Morgan Securities, Royal Bank of Scotland, Wachovia Securities
Name of Issuer: Cox Communications
Title of Security: COXENT8 3/8 03/39
Date of First Offering: 02/12/2009
Dollar Amount Purchased: $249,033
Number of Shares Purchased: 250,000
Price Per Unit: 99.613

Name of Fund:  Goldman Sachs Variable Insurance Trust- Core Fixed Income Fund
Name of Underwriter Purchased From: Deutsche Bank AG
Name of Underwriting syndicate members: Barclays Capital, Credit Suisse,
Deutsche Bank AG, RBS Greenwich Capital, BNP Paribas Securities Corp., GS& Co.,
Mizuho Securities USA, Morgan Keegan & Co., Scotial Capital Inc.,
SunTrust Robinson Humphrey
Name of Issuer: Waste Management
Title of Security: WMI7 3/8 03/11/19
Date of First Offering: 02/23/2009
Dollar Amount Purchased: $399,528
Number of Shares Purchased: 400,000
Price Per Unit: 99.882

Name of Fund:  Goldman Sachs Variable Insurance Trust- Core Fixed Income Fund
Name of Underwriter Purchased From: JP MOrgan Securities
Name of Underwriting syndicate members: Barclays Capital, JPMorgan Securities,
UBS Securities, Banc of America Securities, Deutsche Bank Securities,
GS&Co., Williams Capital Group, LP
Name of Issuer: Fannie Mae
Title of Security: FNMA 1 3/4 03/11
Date of First Offering: 02/26/2009
Dollar Amount Purchased: $1,798,146
Number of Shares Purchased: 1,800,000
Price Per Unit: 99.897

Name of Fund:  Goldman Sachs Variable Insurance Trust- Government Income Fund
Name of Underwriter Purchased From: JP MOrgan Securities
Name of Underwriting syndicate members: Barclays Capital, JPMorgan Securities,
UBS Securities, Banc of America Securities, Deutsche Bank Securities,
GS&Co., Williams Capital Group, LP
Name of Issuer: Fannie Mae
Title of Security: FNMA 1 3/4 03/11
Date of First Offering: 02/26/2009
Dollar Amount Purchased: $1,698,249
Number of Shares Purchased: 1,700,000
Price Per Unit: 99.897

Name of Fund:  Goldman Sachs Variable Insurance Trust- Core Fixed Income Fund
Name of Underwriter Purchased From: JP MOrgan Securities
Name of Underwriting syndicate members:Banc of America Securities LLC,
Barclays Capital, Citi, Credit Suisse, DB Securities, Inc., GS& CO.,
HSBC Securities, JPMorgan, Mitsubishi UFJ Securities, RBS Greenwich Capital,
Santander Investment Securities, UBS Securities
Name of Issuer: Pfizer
Title of Security: PFE 6.2 03/15/19
Date of First Offering: 03/17/2009
Dollar Amount Purchased: $849,142
Number of Shares Purchased: 850,000
Price Per Unit: 99.899

Name of Fund:  Goldman Sachs Variable Insurance Trust- Growth and Income Fund
Name of Underwriter Purchased From: Credit Suisse First Boston and
Key Banc Capital Markets
Name of Underwriting syndicate members: ABN AMRO Inc., Barclays Bank Plc,
Credit Suisse First Boston Corp., GS&Co., JPMOrgan Securities,
Key Banc Capital Markets, Morgan Stanley, UBS Securities
Name of Issuer: American Electric Power Inc.
Title of Security: American Electric Power Inc.
Date of First Offering: 4/1/2009
Dollar Amount Purchased: $1,847,300
Number of Shares Purchased: 75,400
Price Per Unit: 24.50

Name of Fund:  Goldman Sachs Variable Insurance Trust- Mid Cap Value Fund
Name of Underwriter Purchased From: Credit Suisse First Boston and
Key Banc Capital Markets
Name of Underwriting syndicate members: ABN AMRO Inc., Barclays Bank Plc,
Credit Suisse First Boston Corp., GS&Co., JPMOrgan Securities,
Key Banc Capital Markets, Morgan Stanley, UBS Securities
Name of Issuer: American Electric Power Inc.
Title of Security: American Electric Power Inc.
Date of First Offering: 4/1/2009
Dollar Amount Purchased: $2,173,150.
Number of Shares Purchased: 88,700
Price Per Unit: 24.50

Name of Fund:  Goldman Sachs Variable Insurance Trust- Capital Growth Fund
Name of Underwriter Purchased From: Morgan Stanley Co. Inc
Name of Underwriting syndicate members:GS&Co., Morgan Stanley Co. Inc,
UBS Securities
Name of Issuer: Northern Trust Corp
Title of Security: Northern Trust Corp
Date of First Offering: 04/28/09
Dollar Amount Purchased: $645,000
Number of Shares Purchased: 12,900
Price Per Unit: 50.00

Name of Fund:  Goldman Sachs Variable Insurance Trust- Growth Opportunities Fund
Name of Underwriter Purchased From: Morgan Stanley Co. Inc
Name of Underwriting syndicate members:GS&Co., Morgan Stanley Co. Inc,
UBS Securities
Name of Issuer: Northern Trust Corp
Title of Security: Northern Trust Corp
Date of First Offering: 04/28/09
Dollar Amount Purchased: $215,000
Number of Shares Purchased: 4,300
Price Per Unit: 50.00

Name of Fund:  Goldman Sachs Variable Insurance Trust- Core Fixed Income Fund
Name of Underwriter Purchased From: Banc of America Securities
Name of Underwriting syndicate members:Banc of AmericaSecurities, LLC,
Calyon New York, GS&Co., JPMorgan Chase & Co., Barclays Capital,
Mitsubishi UFJ Securities, RBC Capital Markets, SunTrust Robinson Humphrey;
Wachovia Securities, Williams Capital Group
Name of Issuer: Florida Gas Transmission
Title of Security: CITCOR 7.9 05/19
Date of First Offering: 4/29/2009
Dollar Amount Purchased: 400,000
Number of Shares Purchased: $399,280
Price Per Unit: 99.820

Name of Fund:  Goldman Sachs Variable Insurance Trust- Growth and Income
Name of Underwriter Purchased From:
Name of Underwriting syndicate members: Citigroup Global Markets,
DB Securities, GS&Co., JP Morgan Securities, Morgan Stanley,
Merrill Lynch Capital Services.
Name of Issuer: Wells Fargo & Co
Title of Security: Wells Fargo & Co
Date of First Offering: 05/8/2009
Dollar Amount Purchased: $3,955,800.
Number of Shares Purchased: 832,800
Price Per Unit: 4.75

Name of Fund:  Goldman Sachs Variable Insurance Trust- Growth and Income Fund
Name of Underwriter Purchased From: Citigroup Global Markets
Name of Underwriting syndicate members: Citigroup Global Markets,
DB Securities, GS&Co., JP Morgan Securities, Morgan Stanley,
Merrill Lynch Capital Services.
Name of Issuer: Ford Motor Company
Title of Security: Ford Motor COmpany.
Date of First Offering: 05/12/2009
Dollar Amount Purchased: $1,688,150
Number of Shares Purchased: 355,400
Price Per Unit: 4.75

Name of Fund:  Goldman Sachs Variable Insurance Trust- Mid Cap Value Fund
Name of Underwriter Purchased From: Citigroup Global Markets
Name of Underwriting syndicate members: Citigroup Global Markets,
DB Securities, GS&Co., JP Morgan Securities, Morgan Stanley,
Merrill Lynch Capital Services.
Name of Issuer: Ford Motor Company
Title of Security: Ford Motor COmpany.
Date of First Offering: 05/12/2009
Dollar Amount Purchased: $3,955,800.
Number of Shares Purchased: 832,800
Price Per Unit: 4.75

Name of Fund:  Goldman Sachs Variable Insurance Trust- Growth and Income Fund
Name of Underwriter Purchased From: Merrill Lynch
Name of Underwriting syndicate members: Barclays Capital,
Credit Suisse First Boston, GS&Co., Morgan Stanley,
Merrill Lynch Capital Services, UBS Securities
Name of Issuer: State Street Corp
Title of Security:State Street Corp
Date of First Offering: 05/18/2009
Dollar Amount Purchased: $1,899,300
Number of Shares Purchased: 48,700
Price Per Unit: 39.00

Name of Fund:  Goldman Sachs Variable Insurance Trust- Mid Cap Value Fund
Name of Underwriter Purchased From:  JPMorgan Securities
Name of Underwriting syndicate members: GS&Co., JPMorgan Securities,
Morgan Keegan
Name of Issuer: Regions Financial Corp
Title of Security: Regions Financial Corp
Date of First Offering: 05/20/2009
Dollar Amount Purchased: $4,317,600
Number of Shares Purchased: 1,079,400
Price Per Unit: 4.00

Name of Fund:  Goldman Sachs Variable Insurance Trust- Mid Cap Value Fund
Name of Underwriter Purchased From:  Morgan Stanley
Name of Underwriting syndicate members: GS&Co., MOrgan Stanley,
Robinson Humphrey, Sandler O'Neill
Name of Issuer: SunTrust Banks Inc.
Title of Security: SunTrust Banks Inc.
Date of First Offering: 06/01/2009
Dollar Amount Purchased: $1,479,400
Number of Shares Purchased: 113,800
Price Per Unit: 13.00

Name of Fund:  Goldman Sachs Variable Insurance Trust- Growth and Income Fund
Name of Underwriter Purchased From: Citigroup Global Markets
Name of Underwriting syndicate members: Barclays Bank,
Citigroup Global Markets, DB Securities, GS&Co., JPMorgan Securities,
Merrill Lynch Pierce Fenner & Smith, Morgan Stanley Inc, UBS Securities
Name of Issuer: Prudential Financial
Title of Security: Prudential Financial
Date of First Offering: 06/02/2009
Dollar Amount Purchased: $3,810,300
Number of Shares Purchased: 97,700
Price Per Unit: 39.00

Name of Fund:  Goldman Sachs Variable Insurance Trust- Mid Cap Value Fund
Name of Underwriter Purchased From:  Morgan Stanley
Name of Underwriting syndicate members: GS&Co.,
Dowling & Partners Securities, Fox Pitt, Kelton LImited,
JPMorgan Securities, Lazard Freres & Co., Morgan Stanley
Name of Issuer: Transatlantic Holding Inc.
Title of Security: Transatlantic Holding Inc.
Date of First Offering: 06/05/2009
Dollar Amount Purchased: $1,444,000
Number of Shares Purchased: 38,000
Price Per Unit: 38.00

Name of Fund:  Goldman Sachs Variable Insurance Trust- Mid Cap Value Fund
Name of Underwriter Purchased From:  Merrill Lynch
Name of Underwriting syndicate members: ABN AMRO INc.,
BB&T Capital Markets, GS&Co., JPMOrgan Securities,
Merrill Lynch Pierce Fenner and Smith, Morgan Keegan, UBS Securities,
Wachvia Securities
Name of Issuer: Vulcan Materials Co.
Title of Security: Vulcan Materials Co.
Date of First Offering: 06/11/2009
Dollar Amount Purchased: $824,100
Number of Shares Purchased: 20,100
Price Per Unit: 41.00

Name of Fund:  Goldman Sachs Variable Insurance Trust- Strategic International Equity Fund
Name of Underwriter Purchased From:  Daiwa Securities
Name of Underwriting syndicate members: Barclays Bank PLC,
Citigroup Global Markets Ltd, Daiwa Securities, GSI, JP Morgan Securities,
Nomura Securities, Barclays Capital Japan Ltd, Deutsche Bank AG,
Fox-Pitt Kelton NV, Merrill Lynch International, Nikko Citigroup Ltd ,
Nomura International PLC, Okasan Securities Co Ltd, SMBC Friend Securities Co Ltd,
Tokai Tokyo Securities Co Ltd
Name of Issuer: Sumitomo Mitsui Financial Group
Title of Security: Sumitomo Mitsui Financial Group
Date of First Offering: 06/15/2009
Dollar Amount Purchased: 7,463,200
Number of Shares Purchased: 1900
Price Per Unit: 3928 (JPY)

Name of Fund:  Goldman Sachs Variable Insurance Trust- Mid Cap Value Fund
Name of Underwriter Purchased From:  Merrill Lynch
Name of Underwriting syndicate members:Credit Suisse First Boston,
GS&Co., JPMorgan Securities, Merrill Lynch Pierce Fenner and Smith,
Morgan Stanley, UBS Securities, Wachovia Securities
Name of Issuer: Lincoln National Corp
Title of Security: Lincoln National Corp
Date of First Offering: 06/16/2009
Dollar Amount Purchased: $651,000
Number of Shares Purchased: 43,400
Price Per Unit: 15.00

Name of Fund:  Goldman Sachs Variable Insurance Trust- Core Fixed Income Fund
Name of Underwriter Purchased From: Citigroup
Name of Underwriting syndicate members:Barclays Capital, Citigroup Inc,
GS&Co., Wachovia Securities, BOA Securities, LLC, Keefe Brueytte & Woods,
Morgan Stanley, RBC Dominion Securities
Name of Issuer: Capital One Bank USA NA
Title of Security: COF 8.8 07/15/19
Date of First Offering: 06/18/2009
Dollar Amount Purchased: $499,810
Number of Shares Purchased: 500,000
Price Per Unit: 99.962